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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 21, 1994
                                                --------------------



                          CITADEL HOLDING CORPORATION
                          ---------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                             1-8625                 95-3885184
 --------                             ------                 ----------
(State or other jurisdiction     (Commission File      (I.R.S. Employer of
       incorporation)                 Number)               File Number)



            600 NORTH BRAND BLVD., GLENDALE, CALIFORNIA  91203-1241
            -------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (818) 956-7100
                                                     --------------


                                      N/A
                                      ---
         (Former name or former address, if changed since last report)

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Citadel Holding Corporation

Item 5.    Other Events. The Company is a wholly-owned subsidiary, Fidelity
- - - -------    -------------
Federal Bank, a Federal Savings Bank, filed Amendment No. 1 to the Offering Circular on Form OC attached as Exhibit A with the Office of Thrift Supervision on June 21, 1994. The original Offering Circular was filed with the Office of Thrift Supervision on June 16, 1994.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 22, 1994                       CITADEL HOLDING CORPORATION

                                          By: /s/ Godfrey B. Evans
                                              --------------------------------
                                              Godfrey B. Evans
                                              Executive Vice President
                                              and General Counsel